Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

SPTIF Parent, LLC

591 West Putnam Avenue

Greenwich, CT 06830

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by SPTIF Parent, LLC (the "Company" as the engaging party) and Deutsche Bank Securities, Inc. (the “Initial Purchaser”), who are collectively referred to herein as the “Specified Parties”, solely to assist you regarding the accuracy of certain attributes of the Collateral Obligations with respect to STWD 2024-SIF4, LLC (the “Transaction” or “Issuer”). SPTIF Parent, LLC (the “Responsible Party”) is responsible for the accuracy of certain attributes of the Collateral Obligations included in the Transaction (the “Subject Matter”).

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties have requested that the procedures be performed on the Collateral Obligations included within the Transaction as of September 12, 2024 labeled #1 through #9, #11 through #13, #15 through #32, and #34 through #37 within the Transaction Excel Data Files. At the request of the Specified Parties, we performed no procedures on the Collateral Obligation labeled #10, #14, and #33 from the Transaction Excel Data Files.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

PricewaterhouseCoopers LLP, 655 New York Ave, NW, Suite 1100, Washington, DC 20001

T: 202-414-1000, F: 202-414-1688, www.pwc.com/us

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction or the Collateral Obligations within the Transaction. PwC expresses no opinion on the current fair value of these securities or whether the determinations of fair value are consistent with Accounting Standards Codification 820, “Fair Value Measurements and Disclosures”. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, Preliminary Offering Circular or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934; and
•	The reasonableness of any of the assumptions provided by the Company, the Initial Purchaser or any other party.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

The procedures performed and results thereof are as follows. In performing this engagement, we received one or more preliminary Transaction documents and performed certain procedures as set forth as follows. The procedures identified differences, which were communicated to the Responsible Party and/or Initial Purchaser (each herein the “Representative”). The Representative, on behalf of the Responsible Party, revised one or more of the preliminary Transaction documents based on such communicated differences, where they determined it to be appropriate. We performed these procedures on the final Transaction documents, and the results of those procedures are as follows.

For purposes of this report:

•	Capitalized terms used but not defined herein shall have the meanings ascribed to them in the preliminary offering circular (the "Preliminary Offering Circular").

•	Sections referred to herein shall refer to sections of the Preliminary Offering Circular or to sections of this report as the context herein indicates.

•	The electronic files in a standard Microsoft Excel format containing information relating to the Collateral Obligations included in the Transaction as of September 12, 2024, as provided by the Company or Initial Purchaser, shall be herein referred to as the "Transaction Excel Data Files":

o	Starwood 2024-SIF4 Target Portfolio Data Tape (09042024) - $600MM.xlsx (provided on September 6, 2024)
•	Each governing document, both final and draft, or portion of a governing document, and any associated amendments for each of the underlying Collateral Obligations as provided by the Company, for which the Company has represented to us are the most recent versions are herein referred to as "Credit Agreement", “Note Purchase Agreement”, “Bond Indenture”, and “Guarantee and Security Agreement”;

•	Agent notices provided to us by the Company and for which the Company has represented to us are the most recent versions are herein referred to as "Agent Notice";

•	Funding memorandums or notices provided to us by the Company and for which the Company has represented to us are the most recent versions are herein referred to as "Funding Memorandum" or “Funding Notice”; and

•	Bloomberg screenshots provided to us by the Company are herein referred to as "Bloomberg".

Our procedures and results thereof are as follows:

1.	At the request of the Specified Parties, for the Collateral Obligations labeled #1 through #9, #11 through #13, #15 through #32, and #34 through #37 within the Transaction Excel Data Files as of September 12, 2024, using additional assumptions and methodologies provided to us by the Company, we compared the attributes specified in the table below (the “Specified Attributes”) for each Collateral Obligation to the sources listed below (the “Sources”) and found such Specified Attributes to be in agreement with the corresponding source.

For the purposes of performing the procedures, we applied the Sources in priority of listing, as available. If a Specified Attribute did not agree to a Source, we utilized the Source that is the next on the list.

Specified Attributes	Sources in order of priority
CUSIP[1]	1) Note Purchase Agreement 2) Bond Indenture 3) Agent Notice 4) Funding Memorandum 5) Bloomberg
issuer name	1) Credit Agreement 2) Note Purchase Agreement 3) Guarantee and Security Agreement
facility description	1) Credit Agreement 2) Guarantee and Security Agreement 3) Note Purchase Agreement
total deal size[2]	1) Credit Agreement 2) Note Purchase Agreement 3) Guarantee and Security Agreement
coupon type	1) Credit Agreement 2) Note Purchase Agreement 3) Guarantee and Security Agreement 4) Agent Notice
interest frequency	1) Credit Agreement 2) Note Purchase Agreement 3) Guarantee and Security Agreement 4) Agent Notice 5) Funding Memorandum

1 PwC performed no procedures for Collateral Obligations where the Company result from the Transaction Excel Data Files was “N/A”

2 Differences of $1 or less were not considered exceptions.

Specified Attributes	Sources in order of priority
spread / coupon	1) Credit Agreement 2) Note Purchase Agreement 3) Guarantee and Security Agreement 4) Agent Notice
index floor	1) Credit Agreement 2) Agent Notice 3) Funding Memorandum
asset country	1) Credit Agreement 2) Note Purchase Agreement 3) Guarantee and Security Agreement
maturity date	1) Credit Agreement 2) Note Purchase Agreement 3) Guarantee and Security Agreement 4) Funding Notice
deal close date	1) Credit Agreement 2) Note Purchase Agreement 3) Guarantee and Security Agreement

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the the accuracy of certain attributes of the Collateral Obligations with respect to the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

Washington, DC

September 12, 2024

Exhibit A

Additional assumptions and methodologies provided by the Company

1.	For any instances where multiple borrowers, guarantors, issuers, holdings, or obligors were listed in the Sources, use the name that matched the issuer name provided by the Company.
2.	References to “Closing Date”, “Effective Date”, and “Acquisition Date” refer to the date on the cover of the applicable document if not otherwise defined therein.
3.	For the purposes of determining the “coupon type” Specified Attribute, if a Source contained a definition for any of the following terms, the value was deemed to be “floating”.
a.	Alternate Base Rate
b.	Eurodollar Loan
c.	Eurocurrency Rate
d.	Adjusted Term SOFR
e.	Daily Simple SOFR
f.	Term SOFR
g.	SOFR Advance
h.	SOFR Loan
i.	LIBOR Loan
j.	ABR Loan
k.	Adjusted Term SOFR Rate Loan
l.	SOFR Term Loan
m.	Term SOFR Rate Loan
4.	For the purposes of determining the “facility description” Specified Attribute, the following Source values within a Credit Agreement or Guarantee and Security Agreement were deemed to be equivalent to “1st Lien Loan”:
a.	First Priority Basis
b.	First-Priority Security Interest
c.	First Priority Lien
d.	First Priority Security Interest
e.	First Priority
f.	First Priority Perfected Liens
g.	Priority Lien
h.	Permitted First Priority
i.	First Priority Security Interest In and Lien
j.	First Priority Perfected Lien
k.	First Lien
l.	First Priority Secured Parties
5.	For the purposes of determining the “facility description” Specified Attribute, the following Source values within a Note Purchase Agreement were deemed to be equivalent to “Sr. Secured Bond”:
a.	Senior Secured Note
6.	For the purposes of comparing the “index floor” Specified Attribute, utilize the “floor” column from the Transaction Excel Data Files.